IMPACT OF COVID-19	6 Months Ended
Dec. 31, 2020
IMPACT OF COVID-19
IMPACT OF COVID-19

20.    IMPACT OF COVID-19

In December 2019, a novel strain of coronavirus (“COVID-19”) was reported in Wuhan, China. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, reaching over 465,000 confirmed cases in 200 countries and territories by late March. COVID-19 has disrupted business activities in Argentina and worldwide. The Argentine government issued and maintained a stay-home order from March 20 to November 8, 2020, restricting free circulation of people in public areas and ordering most businesses to close, with certain exemptions. Subsequently, the aforementioned measure was replaced by social, preventive and mandatory distancing, in force from November 9 to February 28, 2021 inclusive, and extendable for the time deemed necessary in response to the epidemiological situation.

The Group’s operations, which involve agricultural production and commercialization activities, have been exempted from the order. Consequently, our financial condition, liquidity position and results of operations have not been materially impacted as we have been allowed to continue with our operations.

The eventual scope of COVID-19 outbreak and its impact on the country's and global economy are unknown, with governments being able to adopt stricter prevention measures, which are not predictable in this instance. It cannot be reasonably quantified to what extent COVID-19 will affect the Company's business and the results of its operations in the future if this situation is prolonged. The Board of Directors and senior management are closely monitoring the situation and taking all necessary measures at their disposal to protect human life and the Group’s operations and financial condition.